Commitments	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments

17. Commitments

Operating Leases  At December 31, 2018, the Company had $262 million in long-term drilling rig commitments that are accounted for as operating leases. These drilling rig operating leases expire at various dates through 2021. The Company also had $392 million of various commitments under non-cancelable operating lease agreements for production platforms and equipment, buildings, facilities, compressors, and aircraft. These operating leases expire at various dates through 2033. Certain of these operating leases contain residual value guarantees at the end of the lease term of $73 million at December 31, 2018. A $5 million liability was accrued for residual value guarantees. In addition, these operating leases include options to purchase the leased property during or at the end of the lease term for the fair market value or other specified amount at that time. The following summarizes future minimum lease payments under operating leases at December 31, 2018:

millions
2019	$264
2020	139
2021	57
2022	35
2023	24
Thereafter	135
Total future minimum lease payments	$654

Anadarko has entered into various agreements to secure drilling rigs necessary to support the execution of its drilling plans over the next several years. The table of future minimum lease payments above includes $209 million related to three offshore drilling vessels, $41 million related to certain contracts for U.S. onshore drilling rigs, and $12 million related to certain contracts for two international drilling rigs. Lease payments associated with the drilling of exploratory wells and development wells net of amounts billed to partners will initially be capitalized as a component of oil and gas properties and either depreciated or impaired in future periods or written off as exploration expense.
Total rent expense, net of sublease income and amounts capitalized, amounted to $74 million in 2018, $55 million in 2017, and $73 million in 2016. Total rent expense included contingent rent expense related to transportation and processing fees of $4 million in 2018, $3 million in 2017, and $6 million in 2016.

Other Commitments  Anadarko has various long-term contractual commitments pertaining to oil and natural-gas activities such as work-related commitments for drilling wells, obtaining and processing seismic data, and fulfilling rig commitments. Anadarko also enters into various processing, transportation, storage, and purchase agreements to access markets and provide flexibility to sell its oil, natural gas, and NGLs in certain areas. These agreements expire at various dates through 2033. The following summarizes the gross aggregate future payments under these contracts at December 31, 2018:

millions
2019	$1,147
2020	1,155
2021	993
2022	786
2023	646
Thereafter	1,498
Total (1)	$6,225

(1)	Excludes purchase commitments for jointly owned fields and facilities for which the Company is not the operator.